SPDR® SERIES TRUST

SPDR S&P® Dividend ETF

Supplement Dated July 16, 2012

to the

Prospectus Dated October 31, 2011 as supplemented

and to the

Statement of Additional Information (“SAI”) Dated October 31, 2011 as supplemented

Effective July 20, 2012, the index description for SPDR S&P Dividend ETF that appears as the third paragraph in the ETF’s prospectus section titled “THE FUND’S INVESTMENT STRATEGY” on page 63 will change to the paragraph immediately below. This new paragraph reflects certain changes to the methodology of the S&P High Yield Dividend Aristocrats Index effective after the close of business on July 20, 2012.

The Index is designed to measure the performance of the highest dividend yielding S&P Composite 1500® Index constituents that have followed a managed-dividends policy of consistently increasing dividends every year for at least 20 consecutive years. Stocks included in the Index have both capital growth and dividend income characteristics, as opposed to stocks that are pure yield, or pure capital oriented, and must meet minimum float-adjusted market capitalization and liquidity requirements. Stocks within the Index are weighted by indicated yield (annualized gross dividend payment per share divided by price per share) and weight-adjusted each quarter. The Index components are reviewed annually in January for continued inclusion in the Index and re-weighted quarterly in April, July and October. A component stock may be removed from the Index if, among other factors, 1) during the January rebalancing, dividends did not increase from the previous year, or 2) at any time during the year, a company is removed from the S&P Composite 1500 Index. As of September 30, 2011, the Index was comprised of 60 stocks.